HSBC INVESTOR FUNDS

Supplement Dated January 26, 2011 to the

HSBC Investor California Tax-Free Money Market Fund Prospectus Dated March 1, 2010

On December 7, 2010, the Board of Trustees of HSBC Investor Funds authorized HSBC Global Asset Management (USA), Inc. (the “Adviser”), the investment adviser of the HSBC Investor California Tax-Free Money Market Fund (the “Fund”), to take steps towards the liquidation of the Fund. The Adviser expects that the Fund will be liquidated on or about March 15, 2011 (the "Liquidation Date").

On or before the Liquidation Date, all portfolio securities of the Fund will be converted to cash or cash equivalents, and the Fund will cease investing its assets in accordance with the stated investment policies. The Fund will promptly wind up its business and affairs.

On the Liquidation Date, shareholders in the Fund as of the Liquidation Date will receive, as a liquidating distribution, an amount equal to their proportionate interest in the net assets of the Fund, after the Fund has paid or provided for all of its charges, taxes, expenses, and liabilities.

A shareholder may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to do so. The Fund no longer sells shares to new investors, including through exchanges into the Fund from other funds of HSBC Investor Funds. Investors may continue to redeem shares of the Fund.

Once the Fund has been liquidated, all references to the Fund are deleted from this Prospectus.

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